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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 14, 2005
                                                           -------------

                                VECTOR GROUP LTD.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-5759                                        65-0949535
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(Commission File Number)                  (I.R.S. Employer Identification No.)

 100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (305) 579-8000
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              (Registrant's Telephone Number, Including Area Code)

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

         On March 15, 2005, counsel for Vector Group Ltd. (the "Company") and its majority-owned subsidiary, New Valley Corporation ("New Valley"), advised the Delaware Chancery Court that the parties had settled a stockholder derivative suit filed against New Valley, as a nominal defendant, its directors and Brooke Group Holding Inc. a wholly-owned subsidiary of the Company. The suit (GOODWIN V. NEW VALLEY CORPORATION) alleged, among other things, that New Valley paid excessive consideration to purchase in 1997 the Company's BrookeMil Ltd. subsidiary, which was engaged in the real estate business in Russia. The defendants did not admit any wrongdoing as part of the settlement, which was subject to court approval. Pursuant to the settlement, the Company agreed to pay New Valley $7,000,000, and New Valley agreed to pay legal fees and expenses of up to $2,150,000.

         On June 14, 2005, the Delaware Chancery Court entered a Final Order approving the settlement and the related legal fees and expenses. Under the terms of the settlement, New Valley paid $2,150,000 of legal fees on June 16, 2005 and the Company is obligated to pay $7,000,000 to New Valley five business days after the expiration of the 30-day appeal period.

         The Company recorded a charge to operating, selling, administrative and general expense in 2004 of $4,177,000 (net of minority interests) related to the settlement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VECTOR GROUP LTD.



                                By: /s/ JOSELYNN D. VAN SICLEN
                                    ------------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer

Date:  June 20, 2005



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